UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               September 14, 2004
                Date of Report (Date of earliest event reported)

                              TRUSTMARK CORPORATION
             (Exact name of registrant as specified in its charter)

  Mississippi                         0-3683                      64-0471500
(State or other              (Commission File Number)           (IRS Employer
 jurisdiction of                                             Identification No.)
 incorporation)

248 East Capitol Street, Jackson, Mississippi                          39201
  (Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:               (601) 208-5111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

As previously disclosed, Trustmark Corporation's subsidiary, Trustmark National Bank, filed applications to become a Fed-member, state-chartered banking institution. On September 14, 2004, after further consideration by the Board of Directors, the bank withdrew its application to convert to a state-chartered member bank, and informed the Mississippi Department of Banking and Consumer Finance and the Federal Reserve accordingly. Trustmark National Bank will continue to be a national banking association, whose primary regulator is the Office of the Comptroller of the Currency.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TRUSTMARK CORPORATION


DATE:     September 16, 2004                       BY:      /s/ Zach L. Wasson
                                                            ------------------
                                                            Zach L. Wasson
                                                            Treasurer (Principal
                                                            Financial Officer)